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                                   EXHIBIT 23
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                                Stegman & Company
                          Certified Public Accountants
                                    Suite 200
                               400 East Joppa Road
                            Baltimore, Maryland 21286
                                 (410) 823-8000



                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
GrandBanc, Inc.

     We hereby consent to the incorporation by reference in the Annual Report on Form 10-KSB of GrandBanc, Inc. for the year ended December 31, 1999, of our report dated February 1, 2000, relating to the consolidated financial statements of GrandBanc, Inc. and Subsidiary.


                                                      /s/ Stegman & Company
                                                          STEGMAN & COMPANY


Baltimore, Maryland
March 24, 2000